China Dasheng Biotechnology Company
October 2008






甘肃大圣生物科技有限公司
China Dasheng Biotechnology Company

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, the company's ability to complete additional acquisitions and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Company Overview


China Dasheng Biotechnology Co. (CDBT.OB)
(100% owned)
American Spring Pharmaceutical, Inc.
Outside of China
(100% owned)
Gansu Dasheng Biotechnology Co.
Within China
(60% owned)
(80% owned)
Yangling Elemiss Foods Co., Ltd.
Hainan Lüshen Biology Technology Co., Ltd.

- ***Gansu Dasheng Biology Science and Technology Stock Co., Ltd.*** was incorporated on October 16, 2002.
- ***Hainan Lüshen Biology Technology Co., Ltd.*** was incorporated on October 12, 2000. Acquired in January 2004.
- ***Yangling Elemiss Foods Co., Ltd.*** was incorporated on November 25, 2002. Acquired in December 2005.

Equity Snapshot

Listed on the OTC Bulletin Board	
Symbol	**CDBT**
Trading Range since 1/30/08	$0.50 to $2.20
Market Capitalization as of Oct 22, 2008	**$58,500,000**
Shares Outstanding	30,000,000
Fiscal Year End	**30-Jun**
Revenues for FY 2008	$16,294,163
Net Income for FY 2008	**$4,638,336**
EPS	$0.15
Auditor	**Malone & Bailey, PC**
	Houston, Texas

Our Business

- Manufacture and distribute Bacteria-based Biological Agents.
- Usage: Crop cultivation, Animal livestock additive.
- **Product Lines:**
  1. AM/HM™ bacteria based additives for crops.

  2. AM/HM™ bacteria based additives for livestock feed.

  3. FGW™ bacterial based preservatives.

  4. AM/HM™ bacteria based foliar fertilizer.







China Fertilizer and Additive Market*

- 58 MT China domestic Fertilizer and Additive consumption for 2008 with CAGR of 5% through 2010.
- 4.5 MT China domestic Biological Fertilizer and Additive consumption for 2008 with CAGR of 15% through 2010.

China Domestic Fertilizer and Additive Market Share		
	2008	**2010**
NPK and Compound based	75.8%	71.0%
Biological based	**7.7%**	**9.4%**
Organic based	12.5%	15.1%
Others	**4.0%**	**4.5%**
*** Based upon Company estimates**		

Organic vs. Green Food vs. Biological

- Organic Food Development Center (OFDC) – founded in 1994, branch of China's State Environemental Protection Agency, certified by International Federation of Organic Movements (IFOM) – issues organic certifications in China.
- China Green Food Development Center (CGFDC)– founded in 1992, branch of Ministry of Agriculture, issues A and AA Grade Green Food Standards.
- "Biological", "Biotech"

Benefits of AM/HM ™ Biological Products

- Increase nutrients.
- Improve soil conditions.
- Reduces environmental damage.
- Increase crop resistance to disease and pests.
- Increase crops yields by up to 10%.
- Increase fruit yields by up to 30%.
- Increase sugar content in fruits by up to 20% and increase of up to 5% in protein levels for meat.

Price Comparison*

in RMB/Hectares	Cost	Output
Organic	8	266.1
Compound	**12.1**	**254.8**
NPK	13.5	238.4
AM/HM Biological	**5.2**	**275.3**
* based on Company estimates		

Proprietary Process

- First PRC enterprise awarded A Grade Green Food product certification.


A级绿色食品生产资料
LSSZ-02020127064 中国绿色食品发展中心认定推荐使用

- First PRC enterprise awarded biological fertilizer registration certificate.
- Certified by PRC Ministry of Agriculture.
- International Quality Management System Certificate.
- 45-60 day process under fixed temperature range.
- Bulgaria lactobacillus, Yeast, Dark red Spirillum solutions, honey, brown sugar.


Biochemical Agents
Strain Stock Solutions
Nutrient Solutions
Aerobic Fermentation
Anaerobic Fermentation
Quality Control
AM/HM Raw Liquid
Quality Control
Packaging
Storage & Distribution

Distribution Model

- Direct and Agency Model
- 157 full-time sales and after market support staff
- 13 region sales offices covering 22 provinces in PRC and 80 city/county level distributors.
- Central repackaging station in Yangling, Shaanxi Province
- Customer base of state owned farms, collectives, plantations, private agricultural industries, research institutions.



Biological Market Competition

- highly fragmented, consisting of numerous smaller regional manufacturers and larger, domestic and international competitors.
- $2.7 billion domestic biological fertilizer & additives market by 2010. Biological agents and additives make up 20% of this market.
- 5.5% market share of biological agents and additives market. Increase to 8% by 2010.

Competitive Advantages

- ***Technological advantages:*** Pure AM/HM ™ biological bacteria strain, clear bacteria and chemical composition, and local R&D relationships including research institutes, laboratories and production base.
- ***Patent advantages:*** Clear strain sources, effective high number of viable bacterial, low PH value, stable strain portfolio, and long life
- ***Cost advantages:*** Qualified and cheap raw materials, low local labor costs, and competitive product prices
- ***Brand advantages:*** Local green vegetables production base, and the "base + farmers" mode to effectively reduce the promotion cycle
- ***Government support advantages:*** Supported by PRC Ministry of Agriculture, Ministry of Science and Technology, PRC Administration of Taxation, and Development and Reform Commission for financial support and tax exemptions

Seasoned Management Team

- **Qi Jinjun**, Chairman and CEO, an entrepreneur with nearly 20 years of experience in agrotech research and agribusiness management. Mr. Qi was instrumental in the development and commercialization of the Company's key products: AM/HM-based biological bacterial blends. He is the author of 18 papers on agricultural technologies. Mr. Qi has a bachelor's degree in Agricultural Sciences from Gansu Agricultural University, and a master's degree in management from Lanzhou University. He is currently pursuing a joint EMBA degree by Tsinghua University in Beijing, China, and the Australian National University in Canberra, Australia.
- **Zhang Sidong** has been employed since April 2004, as CEO of Gansu Dasheng Biology Science and Technology Stock Co., Ltd. . Mr. Zhang is responsible for GSDS's product manufacture operations. Prior to working with the company, Mr. Zhang has been engaged as the general manager of Lanzhou Yuyuan Nano Material Co., Ltd. Mr. Zhang has obtained a Bachelor's degree in Finance from Lanzhou University in 1991.
- **Shao Yongyao** has been employed as Vice President in charge of market development as of September 2001. Prior to joing GSDS, Mr Shao has served as sales manager for Gansu Mechanical Company. Mr. Shao was awarded a Bachelor's degree from Lanzhou Polytechnic University in 1987. In 2003, Mr. Shao was awarded a Master's of Business degree at New Zealand University.
- **Wang Hongsheng** has been employed by GSDS since 2006 in vaious finance related positions. Since April 2008, Mr. Wang has served as the CFO of GSDS. Mr. Wang obtained his Bachelor degree from Lanzhou University in 1999, and pass the CPA test thereafter. Prior to working for the company, Mr. Wang has been worked as the head of financial department at Lanzhou Wanzhong Communication Company from 2001 to 2006.

甘肃大圣生物科技有限公司
China Dasheng Biotechnology Company

Solid Financial Growth

	FY 2006	FY 2007	FY 2008	FY 2009 Q1*
Revenues	**$7,351,058**	**$9,961,792**	**$16,294,163**	**$4,907,515**
Gross Profit	$3,245,912	$4,129,532	$7,503,835	$2,240,912
Net Income	**$1,499,832**	**$1,991,535**	**$4,638,336**	**$1,189,615**
*** based on Company estimates**				

Investment Highlights

- Large market opportunity in growing niche of Fertilizer industry.
- Growth strategy to expand domestically.
- Strong competitive advantages.
- Ongoing Government push for going Green.

Contact information

American Union Securities, Financial Advisor
Peter Zhou, Managing Director
Phone: (212) 232 – 0058
Email: pzhou@ausbanking.com